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                                                                  EXHIBIT 10.132



                                    GUARANTY
                                    --------
                                 (Subsidiaries)

         This GUARANTY is entered into as of the 19th day of March, 1999, by THE RADER GROUP, INCORPORATED, a Florida corporation, and RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation (collectively referred to herein as "Guarantors" and, individually, as a "GUARANTOR"), in favor of and for the benefit of FLEET CAPITAL CORPORATION, a Rhode Island corporation, as agent for and representative of (in such capacity herein called "AGENT") the financial institutions ("LENDERS") party to the Loan and Security Agreement (as hereinafter defined), each of the Lenders, and their successors and assigns.

                                    RECITALS

         A. Ramsay Youth Services, Inc., f/k/a Ramsay Health Care, Inc. ("HOLDINGS") and certain subsidiaries of Holdings (together with Holdings, collectively referred to herein as "BORROWERS" and, individually, as a "BORROWER") have entered into that certain Loan and Security Agreement dated as of October 30, 1998, with Agent and Lenders, as amended by that certain First Amendment to Loan and Security Agreement dated as of March ___, 1999 (the "FIRST AMENDMENT") (said Loan and Security Agreement, as amended, supplemented or otherwise modified from time to time being the "LOAN AND SECURITY AGREEMENT"; capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Loan and Security Agreement).

         B. Each of the Guarantors is either a direct or indirect Subsidiary of a Borrower. Guarantors will receive direct and indirect benefits from the transactions contemplated by the Loan and Security Agreement in an amount at least equal to the obligations of Guarantors under this Guaranty, and the Loans to the Borrowers pursuant to the Loan and Security Agreement will produce direct financial benefits to the Guarantors.

         C. It is a condition precedent to the First Amendment and making of Loans under the Loan and Security Agreement that Borrowers' obligations thereunder be guaranteed by Guarantors and that the respective obligations of Guarantors under the Guaranty be secured by the Security Agreement of even date herewith (the "SECURITY AGREEMENT"), executed by Guarantors in favor of Agent for the benefit of Lenders.

         D. Guarantors each are willing irrevocably and unconditionally to guaranty such obligations of any Borrower subject to the terms and provisions hereof.

         NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders to enter into the Loan and Security Agreement and to make the Loans thereunder, each Guarantor hereby agrees as follows:

SECTION 1.  DEFINITIONS

         1.1 CERTAIN DEFINED TERMS. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:




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                  "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

                  "GUARANTY" means this Guaranty dated as of March ___, 1999, as it may be amended, supplemented or otherwise modified from time to time.

                  "PAYMENT IN FULL" or "PAID IN FULL" means the final and indefeasible payment in full in cash or such other type of payment or satisfaction as Agent may approve.

         1.2      INTERPRETATION.

                  (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

                  (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Loan and Security Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

         2.1 GUARANTY OF THE GUARANTEED OBLIGATIONS. Subject to the provisions of subsection 2.2(a), Guarantors hereby, jointly and severally, irrevocably and unconditionally guaranty, each as a primary obligor and not merely as a surety, the due and punctual payment in full of all Guaranteed Obligations when the same shall become due, whether at stated maturity, by required prepayment, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), as amended. The term "GUARANTEED OBLIGATIONS" is used herein in its most comprehensive sense and includes any and all Obligations of any Loan Party now or hereafter made, incurred or created, whether absolute or contingent (including contingent obligations in respect of underwriters of credit or any other Guaranty), liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Loan and Security Agreement and the other Loan Documents, including those arising under successive borrowing transactions under the Loan and Security Agreement which shall either continue the Obligations of any Borrower or from time to time renew them after they have been satisfied.

         2.2 LIMITATION ON AMOUNT GUARANTEED; CONTRIBUTION BY GUARANTORS. (a) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of Title 11 of the United States Code, as amended, or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of Guarantors, contingent or otherwise, that are relevant under the Fraudulent Transfer laws (specifically excluding, however, any liabilities of any Guarantor (x) in respect of intercompany indebtedness to any Borrower or other Affiliates of Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Subordinated Debt which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection 2.2(a), pursuant to which the liability of any Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer laws) of any rights to subrogation or contribution of Guarantors pursuant to (i) applicable law or (ii) any agreement






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providing for an equitable allocation among Guarantors and other Affiliates of any Borrower of obligations arising under guaranties by such parties.

         (b) Guarantors under this Guaranty, and each guarantor under other guaranties, if any, relating to the Loan and Security Agreement (the "RELATED GUARANTIES") which contain a contribution provision similar to that set forth in this subsection 2.2(b), together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made by any Guarantor under this Guaranty or a guarantor under a Related Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, MULTIPLIED BY (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the Related Guaranties in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "ADJUSTED MAXIMUM AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty and the Related Guaranties, determined in accordance with subsection 2.2(a) or, if applicable, a similar provision contained in a Related Guaranty; PROVIDED that, solely for purposes of calculating the "ADJUSTED MAXIMUM AMOUNT" with respect to any Contributing Guarantor for purposes of this subsection 2.2(b), the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder or under any similar provision contained in a Related Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty and the Related Guaranties (including, without limitation, in respect of this subsection 2.2(b) or any similar provision contained in a Related Guaranty). The amounts payable as contributions hereunder and under similar provisions in the Related Guaranties shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this subsection 2.2(b) or any similar provision contained in a Related Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or under a Related Guaranty. Each Contributing Guarantor under a Related Guaranty is a third party beneficiary to the contribution agreement set forth in this subsection 2.2(b).

         2.3 LIABILITY OF EACH GUARANTOR ABSOLUTE. Each Guarantor agrees that its obligations hereunder are, joint and several, irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

                  (a) This Guaranty is a guaranty of payment when due and not of collectibility.





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                  (b) Agent may enforce this Guaranty upon the occurrence of an
         Event of Default under the Loan and Security Agreement notwithstanding the existence of any dispute between Lenders and any Borrower with respect to the existence of such Event of Default.

                  (c) The obligations of each Guarantor hereunder are independent of the obligations of each Borrower under the Loan Documents and the obligations of any other guarantor of the obligations of each Borrower under the Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantors or any of them whether or not any action is brought against any Borrower or any of such other guarantors and whether or not each Borrower is joined in any such action or actions.

                  (d) Any Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge such Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenants to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release any Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit.

                  (e) Subject to the terms of the Loan and Security Agreement, Agent or any Lender, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, at any time and from time to time, may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations,
         (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, including, without limitation, any Related Guaranties or any other obligation of any Person with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Agent or any Lender in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Agent or Lenders, or any of them, may have against any such security, as Agent in its discretion may determine consistent with the Loan and Security Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents.

                  (f) This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including without limitation





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         the occurrence of any of the following, whether or not Guarantors shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Loan and Security Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations and such payments are applied to such other indebtedness) to the payment of indebtedness other than the Guaranteed Obligations, even though Agent or Lenders, or any of them, might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Lender's or Agent's consent to the change, reorganization or termination of the corporate structure or existence of any Borrower or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which any Borrower may allege or assert against Agent or any Lender in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as obligor in respect of the Guaranteed Obligations.

         2.4 WAIVERS BY GUARANTORS. Each Guarantor hereby waives, for the benefit of Lenders and Agent:

                  (a) any right to require Agent or any Lender, as a condition of payment or performance by any Guarantor, to (i) proceed against any Borrower, any other guarantor of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor of the Guaranteed Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Lender in favor of any Borrower or any other Person, or (iv) pursue any other remedy in the power of Agent or any Lender whatsoever;

                  (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Borrower from any cause other than payment in full of the Guaranteed Obligations;






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                  (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (d) any defense based upon Agent's or any Lender's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence or willful misconduct as determined by a court of competent jurisdiction;

                  (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of any Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting any Guarantor's liabilities hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto;

                  (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Loan and Security Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to any Borrower and notices of any of the matters referred to in subsection 2.3 and any right to consent to any thereof; and

                  (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

         2.5 PAYMENT BY GUARANTORS: APPLICATION OF PAYMENTS. Subject to the provisions of subsection 2.2(a), Guarantors hereby agree, jointly and severally, in furtherance of the foregoing and not in limitation of any other right which Agent or any other Person may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of any Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), Guarantors will forthwith pay, or cause to be paid, in cash, to Agent for the ratable benefit of Lenders, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to any Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against any Borrower for such interest in any such bankruptcy proceeding) and all other Guaranteed Obligations then owed to Agent and/or Lenders as aforesaid. All such payments shall be applied promptly from time to time by Agent:

                  FIRST, to the payment of the costs and expenses of any collection or other realization under this Guaranty and the Security Agreement, including reasonable compensation to Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Agent in connection therewith;

                  SECOND, to the payment of all other Guaranteed Obligations;
         and




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                  THIRD, after payment in full of all Guaranteed Obligations, to the payment to Guarantors, or their successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

         2.6 SUBROGATION. Until the Guaranteed Obligations shall have been paid in full, Guarantors shall withhold exercise of (a) any right of subrogation, (b) any right of contribution Guarantors or any of them may have against any other guarantor of the Guaranteed Obligations, (c) any right to enforce any remedy which Agent or any Lender now has or may hereafter have against any Borrower or
(d) any benefit of, and any right to participate in, any security now or hereafter held by Agent or any Lender. Guarantors further agree that, to the extent the withholding of the exercise of their rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantors or any of them may have against any Borrower or against any collateral or security, and any rights of contribution Guarantors or any of them may have against any other guarantor, shall be junior and subordinate to any rights Agent or any Lender may have against any Borrower, to all right, title and interest Agent or any Lender may have in any such collateral or security, and to any right Agent or any Lender may have against such other guarantor. Agent, on behalf of Lenders, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantors or any of them may have, and upon any such disposition or sale any rights of subrogation Guarantors or any of them may have with respect to such sale or disposition shall terminate. If any amount shall be paid to any Guarantors on account of such subrogation rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Lenders and shall forthwith be paid over to Agent for the benefit of Lenders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan and Security Agreement or any applicable security agreement.

         2.7 SUBORDINATION OF OTHER OBLIGATIONS OF BORROWERS. Any indebtedness of any Borrower now or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, provided prior to an Event of Default, Guarantors may receive ordinary course or regularly scheduled payments of such indebtedness. Any such indebtedness of any Borrower to any Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Agent on behalf of Lenders and shall forthwith be paid over to Agent for the benefit of Lenders to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of Guarantors under any other provision of this Guaranty.

         2.8 EXPENSES. Each Guarantor, jointly and severally, agrees to pay, or cause to be paid, and to save Agent and Lenders harmless against liability for, any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Agent or any Lender in connection with the enforcement of or preservation of any rights under this Guaranty.

         2.9 CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Revolving Credit Loan and Acquisition Loan Commitments shall have terminated.

         2.10 FINANCIAL CONDITION OF BORROWERS. Any Loans may be granted to any Borrower or continued from time to time without notice to or authorization from Guarantors regardless of the financial or other





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condition of any Borrower at the time of any such grant or continuation. Lenders and Agent shall have no obligation to disclose or discuss with any Guarantor their assessment, or any Guarantor's assessment, of the financial condition of any Borrower. Guarantors have adequate means to obtain information from each Borrower on a continuing basis concerning the financial condition of each Borrower and its ability to perform its obligations under the Loan Documents, and Guarantors assume the responsibility for being and keeping informed of the financial condition of each Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of Agent or any Lender to disclose any matter, fact or thing relating to the business, operations or conditions of each Borrower now known or hereafter known by Agent or any Lender.

         2.11 RIGHTS CUMULATIVE. The rights, powers and remedies given to Lenders and Agent by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Lenders and Agent by virtue of any statute or rule of law or in any of the other Loan Documents or any agreement between any Guarantor and Lenders and/or Agent or between Borrowers and Lenders and/or Agent. Any forbearance or failure to exercise, and any delay by any Lender or Agent in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         2.12 BANKRUPTCY: POST-PETITION INTEREST: REINSTATEMENT OF GUARANTY.

                  (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Agent in accordance with the terms of the Loan and Security Agreement, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against any Borrower. The obligations of each Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Borrower or by any defense which any Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

                  (b) Guarantors acknowledge and agree that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Agent that the Guaranteed Obligations which are guaranteed by Guarantors pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve any Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

                  (c) In the event that all or any portion of the Guaranteed Obligations are paid by any Borrower, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Lender as a preference, fraudulent transfer or






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         otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

         2.13 NOTICE OF EVENTS. As soon as any Guarantor obtains knowledge thereof, and to the extent a Borrower who had such knowledge would be required to do so under any Loan Document, such Guarantor shall give Agent written notice of any condition or event which has resulted or might reasonably be expected to result in (a) a material adverse change in the financial condition of any Guarantor or any Borrower, or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Loan and Security Agreement, any other Loan Document or in any document delivered pursuant hereto or thereto, or (c) a material breach of, or material noncompliance with, any material term, condition or covenant of any material contract to which any Guarantor or any Borrower are a party or by which any Guarantor or any Borrower or any Guarantor's or any Borrower's property may be bound.

         2.14 SET OFF. In addition to any other rights any Lender or Agent may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to Agent under this Guaranty, such Lender or Agent is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of any Lender or Agent owing to such Guarantor and any other property of such Guarantor held by any Lender or Agent to or for the credit or the account of such Guarantor against and on account of the Guaranteed Obligations and liabilities of such Guarantor to any Lender or Agent under this Guaranty. After exercising any right to set off, appropriate or apply any deposits or other indebtedness of any Guarantor, the Agent or Lender exercising such right shall endeavor to provide notice of such set off, appropriation or application to such Guarantor promptly, but any failure to do so shall not affect the validity of any such set off, appropriation or application.

SECTION 3. REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders and Agent to accept this Guaranty and to enter into the Loan and Security Agreement and to make the Loans thereunder, Guarantors hereby, jointly and severally, represent and warrant to Lenders and Agent that the following statements are true and correct:

         3.1 CORPORATE EXISTENCE. Each Guarantor is duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

         3.2 CORPORATE POWER: AUTHORIZATION: ENFORCEABLE OBLIGATIONS. Each Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty, the Security Agreement and all other Loan Documents to which such Guarantor is a party (all such agreements herein collectively referred to as the "GUARANTOR AGREEMENTS") and all obligations required under the Guarantor Agreements and has taken all necessary corporate action to authorize the Guarantor Agreements on the terms and conditions of such agreements and its execution, delivery and performance of the Guarantor Agreements and all obligations required under such agreements. No consent of any other Person including, without limitation, stockholders and creditors of any Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by any Guarantor in connection with the Guarantor Agreements or the execution, delivery, performance, validity or enforceability of the Guarantor Agreements and the obligations required under such agreements except for (i) such consents which have been validly obtained, or (ii) in the case of any leasehold interest of any Guarantor, such Guarantor has used commercially reasonable efforts to obtain any such consent and the failure of any Guarantor to obtain any such consent is the result of the exercise by a landlord of such landlord's existing contractual right to withhold such consent. The Guarantor Agreements have been, and each instrument or document required in connection with such agreements will be, executed and delivered by a duly authorized officer of each Guarantor, and the Guarantor Agreements constitute, and each instrument or document required in connection therewith when executed and delivered will constitute, the legally valid and binding obligation of Guarantors, enforceable against Guarantors in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

         3.3 NO LEGAL BAR TO THIS GUARANTY. The execution, delivery and performance of the Guarantor Agreements and the documents or instruments required in connection therewith, and the use of the proceeds of the borrowings under the Loan and Security Agreement, will not violate any provision of any existing law or regulation binding on any Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on any Guarantor, or the certificate of incorporation or bylaws of any Guarantor or any securities issued by any Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which any Guarantor is a party or by which any Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of any Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

         3.4 BENEFIT TO GUARANTORS. Each of the Guarantors is a subsidiary of Holdings or a subsidiary of a subsidiary of Holdings, and the respective boards of directors and managers of each Guarantor has determined, as evidenced by resolution duly adopted and in full force and effect on the date hereof, that such Guarantor will receive direct and indirect benefit from the transactions contemplated by the Loan and Security Agreement in an amount at least equal to the obligations of Guarantors under this Guaranty, and that loans to each Borrower produce direct financial benefits to each of the Guarantors. Therefore, the value of the consideration received and to be received by each Guarantor as a result of such Guarantor's entering into this Guaranty and each of the other Loan Documents to which it is a party is reasonably worth at least as much as the liability and obligations of Guarantors hereunder and under the other Loan Documents to which each Guarantor is a party and such liability and obligations have benefitted and may reasonably be expected to benefit each Guarantor directly.

SECTION 4. COVENANTS.

         Each Guarantor covenants and agrees that, unless and until all of the Guaranteed Obligations shall have been paid in full and the Revolving Credit Loan and Acquisition Loan Commitments shall have terminated, unless Agent shall otherwise consent in writing:

         4.1 CORPORATE EXISTENCE, ETC. Each Guarantor shall at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business, except as may be expressly provided in the Loan and Security Agreement.

         4.2 COMPLIANCE WITH LAWS, ETC. Each Guarantor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying when due all taxes, assessments and governmental charges imposed upon it or upon any of its properties or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon unless such tax, assessment or charge is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and such Guarantor has established such reserve or other appropriate provision, if any, as shall be required in conformity with general accepted accounting principals; PROVIDED THAT each Guarantor shall in any event pay such taxes, assessments and governmental charges not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Guarantor as a result of the failure to make such payment.

         4.3 BOOKS AND RECORDS. Each Guarantor shall keep and maintain books of record and account with respect to its operations in accordance with generally accepted accounting principles and shall permit Agent or any Lender and their respective officers, employees and authorized agents to examine, copy and make excerpts from the books and records of Guarantors and their Subsidiaries and to inspect the properties of Guarantors and their Subsidiaries, both real and personal, at such reasonable times as Agent may request.

         4.4 REPORTING REQUIREMENTS. Each Guarantor will assist Borrowers in delivering the financial statements and other reports required by subsection
8.1.3 of the Loan and Security Agreement and otherwise assist Borrowers in complying with the provisions of the Loan and Security Agreement applicable to Guarantors.

SECTION 5. MISCELLANEOUS

         5.1 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the execution and delivery of the Notes.

         5.2 NOTICES. Any communications between Agent and/or the Lenders and Guarantors and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in or determined pursuant to the Loan and Security Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Agent or Lenders or Guarantors shall not be effective until received.

         5.3 SEVERABILITY. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         5.4 AMENDMENTS AND WAIVERS. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by any Guarantor therefrom, shall in any event be effective unless in writing and signed by Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         5.5. HEADINGS. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

         5.6 APPLICABLE LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS, AGENT AND LENDERS HEREUNDER AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

         5.7 SUCCESSORS AND ASSIGNS; RELIANCE BY LENDER. This Guaranty is a continuing guaranty and shall be binding upon Guarantors and their respective successors and assigns. This Guaranty shall inure to the benefit of Agent, Lenders and their respective successors and assigns, including, without limitation, any subsequent holder of all or any part of the Obligations. No Guarantor shall assign this Guaranty nor any of the rights or obligations of such Guarantor hereunder without the prior written consent of Agent and all Lenders. Lender may, without notice or consent, assign its interest in this Guaranty in whole or in part as part of a sale or other transfer of the Notes, or any one or more of them, and/or all or any portion of its interest in the Loans (whether by direct transfer, transfer of a participation interest, or otherwise). The terms and provisions of this Guaranty shall inure to the benefit of any assignee or transferee of any Note and/or any interest in any of the Loans, and in the event of such transfer or assignment the rights and privileges herein conferred upon Lenders and Agent shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

         5.8 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTORS OR ANY OF THEM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTORS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND EACH WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY AND/OR ANY OTHER LOAN DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY. Guarantors hereby agree that service of process sufficient for personal jurisdiction in any action against any Guarantor in the State of Texas may be made by registered or certified mail, return receipt requested, to each Guarantor in accordance with subsection 5.2, and Guarantors hereby acknowledge that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Guarantor in the courts of any other jurisdiction.

         5.9 WAIVER OF TRIAL BY JURY. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, AGENT AND EACH LENDER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING

OUT OF THIS GUARANTY, THE SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantors and, by their acceptance of the benefits hereof, Agent and the Lenders each (i) acknowledge that this waiver is a material inducement for Guarantors, Agent and Lenders to enter into a business relationship, that Guarantors, Agent and Lenders have already relied on this waiver in entering into this Guaranty and the Security Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE SECURITY AGREEMENT AND ANY OTHER LOAN DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

         5.10 NO OTHER WRITING. This writing is intended by Guarantors, Agent, and Lenders as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty.

There are no conditions to the full effectiveness of this Guaranty.

         5.11 FURTHER ASSURANCES. At any time or from time to time, upon the request of Agent, each Guarantor shall execute and deliver such further documents and do such other acts and things as Agent or may reasonably request in order to effect fully the purposes of this Guaranty.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, Guarantors have executed this Guaranty by their duly authorized officer as of the date first above written.

                                     THE RADER GROUP, INCORPORATED,
                                     a Florida corporation


                                     By:
                                        ---------------------------------------
                                        Jorge Rico
                                        Vice President

                                     Address: One Alhambra Plaza, Suite 750
                                              Coral Gables, Florida 33134

                                     Telecopy No.: 305-569-4647


                                     RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation

                                     By:
                                        ---------------------------------------
                                        Jorge Rico
                                        Vice President

                                     Address: One Alhambra Plaza, Suite 750
                                                 Coral Gables, Florida 33134

                                     Telecopy No.: 305-569-4647

Accepted by:

FLEET CAPITAL CORPORATION,
a Rhode Island corporation


By:
Name:
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Title:
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